THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TINTIC GOLD MINING COMPANY  THAT SUCH REGISTRATION IS NOT REQUIRED.

COMMON STOCK PURCHASE WARRANT

TINTIC GOLD MINING COMPANY

      Issue Date: December 18, 2009

Tintic Gold Mining Company, a corporation organized under the laws of the State of Nevada (the “Company”), hereby certifies that, for value received, ________________ , or his assigns (the “Holder”), is entitled, subject to the terms set forth below, to acquire from the Company at any time until the second anniversary of the Issue Date (the “Expiration Date”), that number of fully paid and nonassessable shares of the common stock of the Company (the “Common Stock”), $.001 par value per share, as is determined by application of the following formula: ____ percent (    %) of the sum of (a) the number of shares of Company common stock outstanding on the Exercise Date, less (b) the number of shares of Company common stock then outstanding that were issued for cash after the Issue Date to any person other than an Affiliate of the  Company or an Affiliate of Shanghai Tailor Steel Structure Engineering Co., Ltd. (“STSS”), less (c) shares issued upon exercise of this Warrant or the other Warrants issued on the Issue Date of tenor similar to this Warrant.

AS AN EXAMPLE ONLY:  If on the Exercise Date there are 22,500,000 shares of the Company’s common stock outstanding, and 1,000,000 of those shares were issued for cash after the Issue Date to persons who were not Affiliates of the Company or of STSS, and 250,000 of those shares were issued upon exercise of other Warrants issued on the Issue Date, then the number of shares issued upon exercise of this Warrant will be ____ percent (   %) of 21,250,000 - i.e. _____________ shares.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

A.

The term “Affiliate” is used as defined by Rule 144 promulgated under the Securities Act of 1933.

B.

The term “Company” shall include the Company and any corporation that shall succeed or assume the obligations of the Company hereunder.

C.

The term “Common Stock” includes (a) the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and (b) any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

D.

The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock.

1.

Exercise of Warrant.

1.1.

Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in accordance with the terms of subsection 1.2, that number of shares of Common Stock of the Company determined by application of the formula set forth above.

1.2.

Full Exercise; No Fractional Shares.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit I hereto (the “Subscription Form") duly executed by such Holder and surrender of the original Warrant to the Company at its principal office.  This Warrant may not be exercised in part.  No fractional shares shall be issued to the Holder. Any fraction of a share that would otherwise be issued to the Holder upon exercise of this Warrant shall be rounded up to the nearest whole share.

1.3

Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock acquired upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered.  Such date is referred to herein as the “Exercise Date.”  As soon as practicable after the exercise of this Warrant, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, together with any Other Securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise.

2.

Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, in any case in which the holders of Common Stock are entitled to receive cash and/or property, the Holder will receive reasonable advance notice, in reasonable detail, of the transaction and be entitled to exercise his Warrants and receive the appropriate consideration pari passu with the Common Shareholders.  If the Common Stock is being sold, exchanged, surrendered or cancelled in the transaction (so that none except dissenting rights remain outstanding), unexercised Warrants will lapse at the close of business on the business day prior to the date of surrender or exchange.

3.

Reservation of Stock, etc. Issuable on Exercise of Warrant.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

4.

Right to Put Warrant.  The Holder of this Warrant may require the Company to purchase the Warrant at any time prior to the Expiration Date for a price of $200.  In order to exercise this right, the Holder shall surrender the Warrant to the Company together with a notice in writing that the Holder is surrendering the Warrant for cash; and the Company shall pay the purchase price to the Holder in cash.

5.

Assignment; Exchange of Warrant.  This Warrant has not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or any applicable state securities laws, and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the shares underlying the Warrant (“Warrant Shares”).  Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act.  Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

6.

Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

7.

Loss or Mutilation. If the Warrant is lost or otherwise rendered unusable, the Company will replace it against, at the Company's option, satisfactory indemnification.

8.

No Rights as Shareholder. Prior to exercise and except as herein provided, the Holder shall not be entitled to any rights of a shareholder with respect to the Warrants or the Warrant Shares, including the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings or the business or affairs of the Company.

9.

Notices.  All notices and other communications under this Warrant shall be in writing and shall be deemed to have been given or made as follows:

a.

If sent by an overnight air courier with a national reputation, 2 business days after being sent;

b.

If sent by facsimile transmission, when transmitted to the fax numbers noted below and receipt is confirmed by the fax machine; or

c.

If personally delivered, when delivered.

All notices and other communications under this Warrant shall be sent or delivered as follows:

If to the Company, to:

Robert Brantl, Esq.

52 Mulligan Lane

Irvington, NY  10533

Facsimile:  (914) 693-1807

If to the Holder, to:

John Michael Coombs, Esq.

Mabey & Coombs, L.C.

3098 South Highland Drive, Suite 323

Salt Lake City, UT  84106-6001

Facsimile:  801-467-3256

Each Party may change its address by written notice in accordance with this Section.

10.

Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change,

waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

TINTIC GOLD MINING COMPANY By: Name: Title:

Exhibit I

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO:  TINTIC GOLD MINING COMPANY

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to exchange this Warrant for   the maximum number of shares of Common Stock covered by such Warrant.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________________________________________whose address is ______________________             ____________________                          .

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________	(Signature must conform to name of holder as specified on the face of the Warrant) (Address)